UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

January 19, 2023
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
On January 19, 2023, Intuit Inc. (the "Company") held its Annual Meeting of Stockholders. At the meeting, stockholders:
1.Elected nine persons to serve as directors of Intuit;
2.Approved, on an advisory basis, Intuit’s executive compensation;
3.Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the fiscal year ending July 31, 2023; and
4.Approved the Company's Amended and Restated Employee Stock Purchase Plan.
Set forth below are the number of votes cast for or against, the number of abstentions and the number of broker non-votes with respect to each proposal, which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 23, 2022.

1.Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Eve Burton	226,567,330	1,025,512	114,113	19,524,929
Scott D. Cook	226,857,992	748,568	100,395	19,524,929
Richard L. Dalzell	226,846,538	720,737	139,680	19,524,929
Sasan K. Goodarzi	226,870,302	738,461	98,192	19,524,929
Deborah Liu	226,540,756	1,049,050	117,149	19,524,929
Tekedra Mawakana	226,667,121	916,051	123,783	19,524,929
Suzanne Nora Johnson	218,581,927	8,593,646	531,382	19,524,929
Thomas Szkutak	226,899,342	679,583	128,030	19,524,929
Raul Vazquez	226,977,839	601,196	127,920	19,524,929

2.Advisory vote to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
212,168,457	15,355,835	182,663	19,524,929

3.Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ending July 31, 2023.

For	Against	Abstain	Broker Non-Votes
236,152,588	10,569,670	509,626	—

4. Approval of the Company's Amended and Restated Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
225,936,149	1,663,368	107,438	19,524,929

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2023	INTUIT INC.

	By:	/s/ MICHELLE M. CLATTERBUCK
Michelle M. Clatterbuck
Executive Vice President and Chief Financial Officer